EXHIBIT 10.45

The portions of this exhibit marked with “[***]” have been excluded in accordance with Item 601(b)(10)(iv) of Regulation S-K under the Securities Act of 1933 because they are both not material and would likely cause competitive harm to the registrant if publicly disclosed

AMENDMENT NO. 1
This AMENDMENT NO. 1 to the RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of May 17, 2024, is among each of SANMINA CORPORATION, a Delaware corporation (“Sanmina”), SANMINA-SCI SYSTEMS SINGAPORE PTE. LTD., a Singapore private company limited by shares (“Sanmina Singapore”, together with Sanmina, each in such capacity, a “Seller” and collectively, the “Sellers”) and a servicer (each in such capacity, a “Servicer” and collectively, the “Servicers”), Sanmina, as a guarantor (in such capacity, the “Guarantor”), SANMINA-SCI SYSTEMS (MALAYSIA) SDN. BHD., (REGISTRATION NO. 199101016030 (226342-D)), a private company limited by shares and deemed registered under the Companies Act 2016 of Malaysia (“Sanmina Malaysia”), as the exiting seller (the “Exiting Seller”), TRUIST BANK (“Truist”), DBS BANK LIMITED (“DBS”), BMO BANK N.A. (“BMO”) (each a “Buyer” and collectively, the “Buyers”), and Truist, as administrative agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, Sanmina, as a Seller, Servicer and Guarantor, Sanmina Singapore, as a Seller, the Exiting Seller, the Buyers and the Administrative Agent, have previously entered into the Receivables Purchase Agreement, dated as of August 31, 2023 (as amended, restated, supplemented, assigned or otherwise modified from time to time, the “Receivables Purchase Agreement”);
WHEREAS, as of the date hereof, there are no outstanding Purchased Receivables sold by the Exiting Seller under the Receivables Purchase Agreement;
WHEREAS, the Exiting Seller desires to be removed as a Seller and Servicer under the Receivables Purchase Agreement; and
WHEREAS, the parties hereto wish to amend the Receivables Purchase Agreement to (i) remove the Exiting Seller as a Seller and a Servicer thereunder and (ii) make certain other modifications thereto as more fully set forth herein.
NOW, THEREFORE, in exchange for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged and confirmed), the parties hereto agree as follows:
A G R E E M E N T:
1.    Definitions. Unless otherwise defined or provided herein, capitalized terms used herein have the meanings attributed thereto in (or by reference in) the Receivables Purchase Agreement.
2.    Release of the Exiting Seller. Upon the Amendment Effective Date (as defined below), the Exiting Seller shall no longer (a) be a party to the Receivables Purchase Agreement or any other Transaction Document and shall no longer have any obligations or rights thereunder and (b) sell, transfer or assign any Receivables to the Buyers pursuant to the Receivables Purchase Agreement or otherwise. All references in the Receivables Purchase Agreement and all other Transaction Documents to the term “Seller,” “Sellers,” “Servicer,” or “Servicers” shall be deemed to remove Sanmina Malaysia from those respective capacities.
762316882 23744443

3.    Delegation and Assumption of Exiting Seller’s Obligations. Effective immediately prior to the removal of the Exiting Seller as a party to the Receivables Purchase Agreement pursuant to Section 2 above, the Exiting Seller hereby delegates to Sanmina, and Sanmina hereby assumes all of the Exiting Seller’s duties, obligations and liabilities (including, but not limited to, the indemnity obligations under Section 5(i), 6(c) and 6(d) of the Receivables Purchase Agreement) under the Receivables Purchase Agreement and each of the other Transaction Documents.
4.    Amendments to Receivables Purchase Agreement. The Receivables Purchase Agreement is hereby amended to incorporate the changes shown on the marked pages of the Receivables Purchase Agreement attached hereto as Exhibit A.
5.    Authorization to File Termination Statement. In connection with the release of the Exiting Seller as a party to the Receivables Purchase Agreement pursuant to Section 2 above, each of the parties hereto hereby consents to the filing on or after the date hereof of the UCC-3 termination statements in the form attached as Exhibit B hereto.
6.    Conditions to Effectiveness. This Amendment shall be effective as of the date on which all of the following conditions are satisfied (such date, the “Amendment Effective Date”):
(a)    the Administrative Agent receives a counterpart of this Amendment duly executed by each party hereto;
(b)    the Administrative Agent receives a fully executed counterpart of the Request for Cancellation of Notices of Adjudication Letter to the Inland Revenue Board of Malaysia (i.e. Lembaga Hasil Dalam Negeri Malaysia, “LHDNM”), duly executed by Sanmina, Sanmina Singapore, Sanmina Malaysia, and Truist, as Administrative Agent and on behalf of the Buyers; and
(c)    the Administrative Agent receives evidence of the cancellation of the Notices of Adjudication by LHDNM, in form and substance satisfactory to the Administrative Agent.
7.    Certain Representations, Warranties and Covenants. The Sellers, the Servicers and the Guarantor hereby represent and warrant to the Administrative Agent and each Buyer, as of the Amendment Effective Date, that:
(a)    the representations and warranties made by it in the Receivables Purchase Agreement and in any other Transaction Document to which it is a party are true and correct in all material respects as of (i) the Amendment Effective Date and (ii) immediately after giving effect to this Amendment on the Amendment Effective Date;
(b)    it has the requisite power and authority to enter into and deliver this Amendment and the other Transaction Documents, and it has taken all necessary corporate or other action required to authorize the execution, delivery and performance by such Person of this Amendment and the other Transaction Documents. This Amendment and the other Transaction Documents to which such Person is a party have been duly executed and delivered by such Person; and
(c)    no Servicer Termination Event or Insolvency Event with respect to any Seller, Servicer or Guarantor has occurred and is continuing, or would occur as a result of this Amendment or the transactions contemplated hereby.

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8.    Reference to, and Effect on the Receivables Purchase Agreement and the Transaction Documents.
(a)    The Receivables Purchase Agreement (except as specifically amended herein) and the other Transaction Documents shall remain in full force and effect and the Receivables Purchase Agreement and such other Transaction Documents are hereby ratified and confirmed in all respects by each of the parties hereto.
(b)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Buyer or the Administrative Agent, nor constitute a waiver of any provision of, the Receivables Purchase Agreement or any other Transaction Document.
(c)    After this Amendment becomes effective, all references in the Receivables Purchase Agreement or in any other Transaction Document to “the Receivables Purchase Agreement,” “this Agreement,” “hereof,” “herein” or words of similar effect, in each case referring to the Receivables Purchase Agreement, shall be deemed to be references to the Receivables Purchase Agreement as amended by this Amendment.
9.    Reaffirmation of Guaranty. The Guarantor hereby ratifies and affirms Section 7 of the Receivables Purchase Agreement and acknowledges that its guaranty provided therein has continued and shall continue to be in full force and effect following the effectiveness of this Amendment.
10.    Further Assurances. Each party hereto agrees at the sole cost and expense of the Sellers to do all such things and execute all such documents and instruments as the other party may reasonably consider necessary or desirable to give full effect to the transaction contemplated by this Amendment and the documents, instruments and agreements executed in connection herewith.
11.    Costs and Expenses. The Sellers agree to reimburse the Administrative Agent and each Buyer on demand for all reasonable and documented out-of-pocket costs and expenses (including reasonable legal fees) that the Administrative Agent or any Buyer incurs in connection with the preparation, negotiation, documentation and delivery of this Amendment.
12.    Transaction Document. This Amendment is a Transaction Document for purposes of the Receivables Purchase Agreement.
13.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Sellers, the Servicers, the Guarantor, the Administrative Agent and each Buyer, and their respective successors and assigns.
14.    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by electronic mail attachment in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.
15.    Governing Law. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING

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SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF, EXCEPT TO THE EXTENT THAT THE PERFECTION, THE EFFECT OF PERFECTION OR PRIORITY OF THE INTERESTS OF THE BUYERS IN THE PURCHASED RECEIVABLES IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK).
16.    Headings. Section headings in this Amendment are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.
17.    Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
[Signature Pages Follow]
4
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SANMINA CORPORATION,
as Seller and Servicer

By:/s/ Brian Wszolek
Name: Brian Wszolek
Title: VP, Treasurer

SANMINA CORPORATION,
as Guarantor

By:/s/ Brian Wszolek
Name: Brian Wszolek
Title: VP, Treasurer

SANMINA-SCI SYSTEMS SINGAPORE PTE. LTD.
as Seller and Servicer

By:/s/ Christopher Sadeghian
Name: Christopher Sadeghian
Title: Director
Signature Page to Amendment No. 1
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Signed for and on behalf of
SANMINA-SCI SYSTEMS (MALAYSIA) SDN. BHD. as the Exiting Seller
/s/ Christopher Sadeghian
Director
Name: Christopher Sadeghian
Passport/NRIC No.:

AUTHENTICATION CERTIFICATE

I, …………………………………………………………, a Notary Public / Commissioner for Oaths / Advocate and Solicitor of the High Court of Malaya practising / officiating at ………………………………………, hereby certify that the signature of ……………………………………… (Passport / NRIC No.: ………………………………………) was written in my presence on this ………… day of ………………………., 2024, and is, to my own personal knowledge, the true signature of ……………………………………… (Passport / NRIC No.: ………………………………………) who has acknowledged to me that he/she is of full age and that he/she has voluntarily executed this instrument as a duly authorised signatory of SANMINA-SCI SYSTEMS (MALAYSIA) SDN. BHD. (Registration No. 199101016030 (226342-D)) in accordance with the regulations of the said company.

Witness my hand,

_____________________________

Signature Page to Amendment No. 1
762316882 23744443

TRUIST BANK,
as the Administrative Agent

By:/s/ Paul Cornely
Name: Paul Cornely
Title: Vice President

TRUIST BANK,
as Buyer

By:/s/ Paul Cornely
Name: Paul Cornely
Title: Vice President

Signature Page to Amendment No. 1
762316882 23744443

DBS BANK LIMITED,
as a Buyer

By: /s/ Juliana Fong
Name: Juliana Fong
Title: Executive Director

Signature Page to Amendment No. 1
762316882 23744443

BMO BANK N.A.,
as a Buyer

By: /s/ Scott Bruni
Name: Scott Bruni
Title: Managing Director

Signature Page to Amendment No. 1
762316882 23744443

Exhibit A

Amendments to Receivables Purchase Agreement

(Attached)

1
762316882 23744443

EXHIBIT A to Amendment No. 1, dated May 17, 2024

RECEIVABLES PURCHASE AGREEMENT
dated as of
August 31, 2023
by and among
SANMINA CORPORATION,
as Seller, Servicer, and Guarantor,
THE OTHER SELLERS AND SERVICERS DESCRIBED HEREIN,

THE BUYERS DESCRIBED HEREIN
and
TRUIST BANK,
as Administrative Agent

RECEIVABLES PURCHASE AGREEMENT
This RECEIVABLES PURCHASE AGREEMENT (this “Agreement”) is entered into as of August 31, 2023, by and among SANMINA CORPORATION, a Delaware corporation (“Sanmina”), SANMINA-SCI SYSTEMS SINGAPORE PTE. LTD., a Singapore private company limited by shares (“Sanmina Singapore”), ~~SANMINA-SCI SYSTEMS (MALAYSIA) SDN. BHD., (REGISTRATION NO.~~

1
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~~199101016030 (226342-D)), a private company limited by shares and deemed registered under the Companies Act 2016 of Malaysia (“Sanmina Malaysia”),~~ and any other seller from time to time party hereto (each, in such capacity, a “Seller” and collectively, the “Sellers”), and as servicers (each, in such capacity, a “Servicer” and collectively, the “Servicers”), Sanmina, as guarantor (in such capacity the “Guarantor”), TRUIST BANK (“Truist”) and each other buyer from time to time party hereto (each, in such capacity, a “Buyer” and collectively, the “Buyers”), and Truist, as administrative agent (in such capacity, the “Administrative Agent”).
RECITALS
WHEREAS, each Seller desires to sell certain of its Receivables from time to time, and the Buyers may be willing to purchase from each Seller such Receivables, in which case the terms set forth herein shall apply to such purchase. Each capitalized term used but not defined herein shall have the meaning set forth in, or by reference in, Exhibit A hereto, and the interpretive provisions set out in Exhibit A hereto shall be applied in the interpretation of this Agreement.
Accordingly, the parties hereto agree as follows:
AGREEMENT
1.    Sale and Purchase.
(a)    Sales of Receivables. From time to time during the term of this Agreement, one or more Sellers may submit to the Administrative Agent a request (a “Purchase Request”) via the Technology Platform (which Purchase Request shall be forwarded by the Platform Provider to the Administrative Agent) that the Buyers purchase from such Seller or Sellers the Proposed Receivables described in such Purchase Request on the proposed Purchase Date indicated therein; provided, however, and notwithstanding anything herein to the contrary, if (i) the Technology Platform is not operational or is otherwise offline or (ii) the Administrative Agent has, in its discretion, instructed the Sellers that the Technology Platform is no longer available for use, then such Seller or Sellers may deliver a Purchase Request to the Administrative Agent in a form agreed between the Administrative Agent and the Sellers, and this Agreement shall be construed and interpreted accordingly, mutatis mutandis.
(b)    If received by no later than 1:00 p.m. New York City time (or such later time as agreed to by the Administrative Agent and the Buyers in writing in their sole and absolute discretion) on a Business Day from such Seller, by no later than 5:00 p.m. New York City time (or such later time as agreed to by the Buyers in writing in their sole and absolute discretion) on such date, the Administrative Agent shall transmit such Purchase Request to each Buyer having a Pro Rata Share in any Proposed Receivables described in such Purchase Request via electronic mail or another communication method designated by the Administrative Agent, together with an estimate of the Purchase Price for such Proposed Receivables (as calculated by the Platform Administrator (or by the Platform Provider on its behalf) in accordance with its normal policies and procedures), and the Pro Rata Share of each such Buyer (as calculated by the Platform Administrator (or by the Platform Provider on its behalf) in accordance with its normal policies and procedures). The applicable Buyers, in their sole and absolute discretion, may elect to accept or reject a Purchase Request. Each Buyer receiving such a Purchase accordance with Section 1(a) containing only the Auto Rejected Receivables and such Auto Rejected Receivables may be purchased, according to the applicable Modified Designated Percentages (as defined below), by the Modified Designated Percentage Buyers. For purposes of this Section 1(g), (A) “Modified Designated Percentage Buyers” shall mean, collectively, some or all of the Buyers (if any) that have a Pro Rata Share in respect of an Auto Rejected Receivables (other than any Non-Funding Buyers) and (B) “Modified Designated Percentage” shall mean, in connection with any Proposed Receivables that are also Auto Rejected Receivables, the respective Designated Percentages corresponding to the Modified Designated Percentage Buyers from time to time agreed among the Modified Designated Percentage

1
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Buyers, the Administrative Agent and the Sellers (but in all cases representing, on an aggregate basis, 100% of each such Proposed Receivable).
(h)    True Sale; No Recourse. Except as otherwise provided in this Agreement, each purchase of the Purchased Receivables is made without recourse to any Seller and no Seller shall have liability to the Administrative Agent or any Buyer for the failure of any Account Debtor to pay any Purchased Receivable when it is due and payable under the terms applicable thereto. The parties hereto have structured each transaction contemplated by this Agreement as an absolute and irrevocable sale, and each Buyer, the Guarantor and each Seller agree to treat each such transaction as a “true sale” for all purposes under Applicable Law and accounting principles, including, without limitation, in their respective books, records, computer files, tax returns (federal, state and local), regulatory and governmental filings (and shall reflect such sale in their respective financial statements). Each Seller and the Guarantor will advise all Persons inquiring about the ownership of any Purchased Receivable that all Purchased Receivables have been sold to the Buyers. In the event that, contrary to the mutual intent of the parties hereto, any purchase of Purchased Receivables is not characterized as a sale, each Seller (other than any Seller organized under the laws of Singapore ~~or Malaysia~~) shall, effective as of the date hereof, be deemed to have granted to the Administrative Agent (for the benefit of the Buyers), and each such Seller hereby does grant to the Administrative Agent (for the benefit of the Buyers), in addition to and not in substitution for the rights and remedies described in Section 6(g) hereof, a first-priority security interest in and to any and all present and future Purchased Receivables and the proceeds thereof to secure the payment of all obligations of such Seller arising in connection with this Agreement and each of the other Transaction Documents, whether now or hereafter existing.    Each Seller hereby authorizes the Administrative Agent, on behalf of each Buyer, to file such financing statements (and continuation statements with respect to such financing statements when applicable) as may be necessary to perfect the Administrative Agent’s and each Buyer’s security interest and ownership under the UCC, with applicable collateral description in any such financing statements designating all Purchased Receivables, together with the rights granted to Administrative Agent hereunder and proceeds thereof. With respect to such grant of a security interest, the Administrative Agent may at its option exercise from time to time any and all rights and remedies available to it hereunder, for the benefit of the Buyers, under the UCC or otherwise. For purposes of this clause (h), each Seller (other than any Seller organized under the laws of Singapore ~~or Malaysia~~) agrees that ten (10) Business Days shall be reasonable prior notice to such Seller of the date of any public or private sale or other disposition of all or any of the Purchased Receivables.
(i)    Pro Rata Shares. Purchases in respect of each Proposed Receivable shall be made by the Buyers simultaneously and proportionately to their respective Pro Rata Shares for such Proposed Receivable.
(j)    Several Obligations of Buyers. The obligations of the Buyers hereunder are several and not joint, and no Buyer shall be responsible for the obligations of any other Buyer hereunder. Nothing contained herein or in any other Transaction Document, and no action taken by the Buyers

762316882 23744443

as Seller or Servicer:	Sanmina-SCI Systems Singapore Pte. Ltd.
2 Chai Chee Drive
Singapore
Singapore 469044
Attention:
Email:

With a copy to the Guarantor:	Sanmina Corporation
2700 North First Street
San Jose, California 95134
Attention:
Email:

~~If to Sanmina Malaysia,~~	~~SANMINA-SCI SYSTEMS (MALAYSIA) SDN. BHD.~~
~~as Seller or Servicer:~~
~~Plot 2 Bayan Lepas~~
~~Technoplex Industrial Park~~
~~Mukim 12 SWD~~
~~11900 Bayan Lepas Penang, Malaysia~~
~~Attention: Lim Seong Jin, Director~~
~~Email: seongjin.lim@sanmina.com~~

With a copy to the Guarantor:	Sanmina Corporation
2700 North First Street
San Jose, California 95134
Attention:
Email:

If to the Administrative Agent:	Truist Bank
3333 Peachtree Road, NE
7th Floor South Tower, MC 803-06-07-10
Atlanta, GA 30326
Attention:
Email:

If to the Buyers:
For Truist:	Truist Bank
3333 Peachtree Road, NE
7th Floor South Tower, MC 803-06-07-10
Atlanta, GA 30326
Attention:
Email:

For BMO:	BMO Harris Bank N.A.
180 Montgomery Street
San Francisco, California 94104
Attention:
Email:

762316882 23744443

~~Signed for and on behalf of~~
~~SANMINA-SCI SYSTEMS (MALAYSIA) SDN. BHD.  as a Seller and Servicer~~
~~Director~~
~~Name:~~
~~Passport/NRIC No.:~~

~~AUTHENTICATION CERTIFICATE~~
~~I, …………………………………………………………, a Notary Public / Commissioner for Oaths / Advocate and Solicitor of the High Court of Malaya practising / officiating at.~~...............................………………………………………, hereby certify that the signature of...~~..............................……………………………………… (Passport / NRIC No...............................................................) was written in my presence on this ………… day of ………………………., 2023, and is, to my own personal knowledge, the true signature of ……………………………………… (Passport / NRIC No.:………………………………………) who has acknowledged to me that he/she is of full age and that~~ he/she has voluntarily executed this instrument as a duly authorised signatory of SANMINA-SCI ~~SYSTEMS (MALAYSIA) SDN. BHD. (Registration No. 199101016030 (226342-D)) in accordance with the regulations of the said company.~~
~~Witness my hand,~~

Signature Page
762415269 23744443

~~Signed for and on behalf of~~

~~SANMINA SCI SYSTEMS (MALAYSIA) SDN> BHD.~~
~~as a Seller and Servicer~~

~~Director:~~
~~Name:~~
~~Passport/NRIC No.:~~

~~AUTHENTICATION CERTIFICATE~~
I, …………………………………………………………, a Notary Public / Commissioner for Oaths / ~~Advocate and Solicitor of the High Court of Malaya practising / officiating at................................………………………………………, hereby certify that the signature of.................................……………………………………… (Passport / NRIC No...............................................................) was written in my presence on this ………… day of ………………………., 2023, and is, to my own~~ personal knowledge, the true signature of ……………………………………… (Passport / NRIC No.:~~………………………………………) who has acknowledged to me that he/she is of full age and that he/she has voluntarily executed this instrument as a duly authorised signatory of SANMINA-SCI SYSTEMS (MALAYSIA) SDN. BHD. (Registration No. 199101016030 (226342-D)) in accordance with the regulations of the said company.~~
~~Witness my hand,~~
Signature Page
762415269 23744443

TRUIST BANK,
as the Administrative Agent

By:
Name:
Title:

TRUIST BANK,
as a Buyer

By:
Name:
Title:

Signature Page
762415269 23744443

Schedule II
Account Debtors

Seller: Sanmina

Account Debtor Name	Other Permitted Governing Law	Account Debtor Purchase Sublimit1	Account Debtor Buffer Period	Designated Percentages	Buyer
[***]		$[***]	[***]	[***]	[***]
[***]		$~~[***]~~[***]	[***]	[***]	[***]
[***]
[***]		$[***]	[***]	[***]	[***]
[***]
[***]
~~[***]~~
[***]		$[***]	[***]	[***]	[***]
[***]
[***]		$[***]	[***]	[***]	[***]
[***]		$[***]	[***]	[***]	[***]
[***]		$[***]	[***]	[***]	[***]
[***]		$[***]	[***]	[***]	[***]
[***]		$~~[***]~~[***]	[***]	[***]	[***]
[***]		$~~[***]~~[***]	[***]	[***]	[***]
~~[***]~~	~~[***]~~	~~$[***]~~	~~[***]~~	~~[***]~~	~~[***]~~
~~[***]~~	~~[***]~~
~~[***]~~	~~[***]~~
~~[***]~~
1 [***]
2 [***].
3 [***]
1 ~~[***].~~
~~1 [***]~~

The portions of this exhibit marked with “[***]” have been excluded in accordance with Item 601(b)(10)(iv) of Regulation S-K under the Securities

Schedule II-1
762415269 23744443

Act of 1933 because they are both not material and would likely cause competitive harm to the registrant if publicly disclosed.

Schedule II-2
762415269 23744443

~~[***]~~
Schedule II-3
762415269 23744443

~~Schedule II~~
~~Account Debtors~~
~~Seller: Sanmina Malaysia~~

~~Account Debtor Name~~	~~Other Permitted Governing Law~~	~~Account Debtor Purchase Sublimit~~	~~Account Debtor Buffer Period~~	~~Designated Percentages~~	~~Buyer~~
~~[***]~~		~~[***] Sanmina Malaysia: $[***]~~	~~[***]~~	~~[***]~~	~~[***]~~

The portions of this exhibit marked with “[***]” have been excluded in accordance with Item 601(b)(10)(iv) of Regulation S-K under the Securities Act of 1933 because they are both not material and would likely cause competitive harm to the registrant if publicly disclosed.
1 ~~This is a combined Purchase Sublimit for Receivables sold by Sanmina and Sanmina Malaysia.~~
~~Schedule II-1~~
~~762415269 23744443~~

Schedule III
UCC Information

~~(a)~~	~~Name: SANMINA-SCI SYSTEMS (MALAYSIA) SDN. BHD.~~
~~(b)~~	~~Chief Executive Office: Plot 2 Bayan Lepas~~
~~Technoplex Industrial Park~~
~~Mukim 12 SWD~~
~~11900 Bayan Lepas Penang, Malaysia~~
~~(c)~~	~~Jurisdiction of Incorporation: Malaysia~~
~~(d)~~	~~Registration Number: 199101016030 (226342-D)~~
~~(e)~~	~~FEIN/ Tax ID: N/A~~
~~(f)~~	~~Tradenames: None~~
~~(g)~~	~~Changes in Location, Name and Corporate Organization in the last 5 years: None~~

(a)    Name: SANMINA CORPORATION
(b)    Chief Executive Office: 2700 North First Street, San Jose, CA 95134
(c)    Jurisdiction of Organization: Delaware
(d)    Organizational Number: 2195845
(e)    FEIN: 77-0228183
(f)    Tradenames: Viking Technology; 42Q; Advanced Micro Systems Technologies; Hadco,
Viking; Viking Components; Viking Enterprise Solutions; and Viking Modular Solutions
(g)    Changes in Location, Name and Corporate Organization in the last 5 years: None

(a)    Name: SANMINA-SCI SYSTEMS SINGAPORE PTE. LTD.
(b)    Chief Executive Office: 2 Chai Chee Drive, Singapore, 469044
(c)    Jurisdiction of Organization: Singapore
(d)    Organizational Number: 198305350W
(e)    FEIN: N/A
(f)    Tradenames: None
(g)    Changes in Location, Name and Corporate Organization in the last 5 years: None

Schedule III-1

762415269 23744443

into which Collections in respect of any Purchased Receivables are received or held prior to being transferred to the Administrative Agent.
“Affected Buyer” has the meaning set forth in Section 8(j)(ii) hereof.
“Affiliate” when used with respect to a Person means any other current or future Person controlling, controlled by, or under common control with, such Person. For the purposes of this definition, “control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of its management and policies, whether through the ownership of voting securities, by contract or otherwise.
“Agent Fee Letter” means any fee letter agreement entered into subsequent to the date hereof by and between Sellers and the Administrative Agent with respect to any administrative, processing or other similar fees payable to the Administrative Agent.
“Agreement” has the meaning set forth in the preamble hereto.
“Anti-Terrorism Laws” means any laws relating to terrorism or money laundering, including the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)).
“Applicable Law” means any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree, judgment, award or similar item of or by a Governmental Authority or any interpretation, implementation or application thereof.
“Auto Rejected Receivable” has the meaning set forth in Section 1(g) hereof.
“Base Rate” means, for any Purchased Receivable, Term SOFR; provided, however, that if Term SOFR is less than 0%, then the Base Rate shall be deemed to be 0%.
“Beneficial Ownership Rule” means 31 C.F.R. § 1010.230.
“BMO” means BMO Harris Bank N.A.
“Business Day” means any day that is not a Saturday, Sunday or other day on which banks in New York City or Singapore are required or permitted to close; provided that, when used in connection with determining the Base Rate, each applicable reference to a “Business Day” shall be deemed to refer to a “U.S. Government Securities Business Day”.
“Buyer” has the meaning set forth in the preamble hereto.
“Buyer’s Facility Share” shall mean, with respect to any Buyer, (i) if appearing below, the amount set forth opposite such Buyer’s name below, or as such amount is modified from time to time, and (ii) with respect to any other Buyer, in the applicable Buyer Joinder under which it becomes a Buyer hereunder, as such amount is modified from time to time.

Truist	$[***]
BMO	$[***]
DBS	$[***]

Exhibit A-2

762415269 23744443

b) any change in the application to such Person of any existing Applicable Law, regulation, interpretation, directive, requirement, request or accounting principles referred to in clause (a)(i), (a)(ii), (a)(iii) or (a)(iv) above.
“Related Indemnified Person” means (i) with respect any Primary Indemnified Person, each of such Primary Indemnified Person’s officers, directors, agents, representatives, shareholders, counsel, employees, Affiliates, successors and assigns and (ii) with respect to any Person that is a Related Indemnified Person of a Primary Indemnified Person, each of (x) such Primary Indemnified Person and
(y) each other Related Indemnified Person of such Primary Indemnified Person. “Related Security” means, with respect to any Receivable:
(i)    all rights to enforce payment of such Receivable under the related Contract;
(ii)    all instruments and chattel paper that may evidence such Receivable;
(iii)    all payment rights under guaranties, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise;
(iv)    all security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements describing any collateral securing such Receivable; and
(v)    all books, records and other information (including computer programs, tapes, discs, punch cards, data processing software and related property and rights) relating to such Receivable and the related Account Debtor.
“Required Buyers” shall mean, (i) at such time as there are two or fewer Buyers, all Buyers, (ii) at such time as there are three Buyers, at least two Buyers and (iii) at all other times, the Buyers the Pro Rata Shares in excess of 50%.
“Sanction(s)” means any sanction administered or enforced by the United States Government (including without limitation, OFAC), the United Nations Security Council, the European Union, His Majesty’s Treasury, the Monetary Authority of Singapore or other relevant sanctions authority.
“Sanmina” has the meaning set forth in the preamble hereto.
~~“Sanmina Malaysia” has the meaning set forth in the preamble hereto.~~
“Sanmina Singapore” has the meaning set forth in the preamble hereto.
“Seller” has the meaning set forth in the preamble hereto.

Exhibit A-9

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Exhibit B
Conditions Precedent for Effectiveness
Each of the following is in form and substance satisfactory to the Administrative Agent and each
Buyer:
(a)    A fully executed counterpart of this Agreement.
(b)    A fully executed counterpart of each Buyer Pricing Letter.
(c)    Certificates (long form, if available) issued by the Secretary of State (or similar) of the applicable jurisdiction as to the legal existence and good standing of each Seller, Servicer and the Guarantor.
(d)    A certificate of the Secretary or Assistant Secretary (or, in the cae of a Seller or Servicer incorporated under the laws of Singapore, of its Directors) of each Seller, Servicer and the Guarantor certifying attached copies of the certified organizational documents of such Person and all documents evidencing necessary corporate action to be taken by and governmental approvals, if any, to be obtained by such Person with respect to this Agreement and the other Transaction Documents to which it is a party and the names and true signatures of the incumbent officers of such Person authorized to sign this Agreement and any other Transaction Documents to be delivered by it hereunder (including each Purchase Request) or thereunder or in connection herewith or therewith.
(e)    UCC, tax and judgment lien searches, bankruptcy and pending lawsuit searches or equivalent reports or searches (if any, in the relevant jurisdiction), each of a recent date, listing all effective financing statements, lien notices or comparable documents that name any Seller as debtor and that are filed in those state and county jurisdictions in which such Seller is organized or maintains its principal place of business or chief executive office and such other searches that the Administrative Agent deems necessary or appropriate~~, including, with respect to Sanmina Malaysia (i) a company search report issued by the Companies Commission of Malaysia; and (ii) a winding-up search report issued by the offices of the Director General of Insolvency of Malaysia, each of a recent date, as the Administrative Agent deems necessary or appropriate.~~.
(f)    Acknowledgment copies (or other proof of filing satisfactory to the Administrative Agent) of proper termination statements (Form UCC-3) and any other relevant filings necessary to evidence the release of all security interests, ownership and other rights of any Person previously granted by any Seller in the Purchased Receivables, including, without limitation, any necessary filings to confirm that MUFG Bank, Ltd. has no interest in the Purchased Receivables.
(g)    Properly completed forms of UCC-1 financing statements (showing each Seller as “debtor/seller” and Administrative Agent as “secured party/buyer”) which have been submitted for filing the in the Uniform Commercial Code filing office in the jurisdiction of organization of each Seller (or the District of Columbia and any additional jurisdictions determined by the Administrative Agent if such Seller is not organized in a state of the United States).
(h)    A lien release and acknowledgment letter from Bank of America, N.A., as Administrative Agent under the Credit Agreement.
(i)    Favorable legal opinions from outside legal counsel to the Guarantor and each Seller in form and substance satisfactory to the Administrative Agent and the Buyers, including opinions with respect to due organization and good standing of each such Person, due authorization, execution and
Exhibit B-1

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(f)    The applicable Related Security and rights thereunder included with the purchase of such Purchased Receivable comprise all the rights necessary to claim, collect or otherwise enforce the obligations of such Purchased Receivable.
(g)    Such Purchased Receivable is not evidenced by and does not constitute an “instrument” or “chattel paper” as such terms are defined in the UCC.
(h)    The applicable Account Debtor is not an Affiliate or Subsidiary of any Seller and is not a Sanctioned Person.
(i)    Such Purchased Receivable has not been sold or assigned to any Person other than the Buyers.
(j)    Neither such Seller, nor, to the best of such Seller’s knowledge, the applicable Account Debtor, is in default of the applicable Contract or is in breach of its terms, except (i) as would not reasonably be expected to have a material adverse effect on the legality, validity, enforceability or collectability of such Receivable against the applicable Account Debtor and (ii) with respect to any contractual restrictions on the assignment of the applicable Purchased Receivables under such Contract, any such restrictions which are not enforceable under Applicable Law (including, if applicable, Sections 9-406 and 9-408 of the UCC).
(k)    Neither such Seller nor the applicable Account Debtor has asserted any Dispute with respect to such Purchased Receivable.

(l)    Such Purchased Receivable (x) is denominated in U.S. dollars, (y) is payable either in the United States or, if such Purchased Receivable ~~was sold by Sanmina Malaysia, in Malaysia or~~ was sold by Sanmina Singapore, in Singapore, and (z) was originated pursuant to a Contract governed by the laws of (i) the United States, any State thereof or the District of Columbia, (ii) any other jurisdiction identified opposite the name of the applicable Account Debtor on Schedule II hereto, or (iii) any other jurisdiction as may be mutually agreed by the Sellers, the Administrative Agent and the applicable Buyers.
(m)    Such Purchased Receivable does not represent a progress billing or a sale on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval, consignment, cash-on-delivery or any other repurchase or return basis, does not relate to payments of interest and has not been invoiced more than once.
(n)    The Maturity Date for such Purchased Receivable is no later than the lesser of (i) one hundred and fifty (150) days after the Purchase Date therefor or (ii) the shortest number of days after such Purchase Date specified in any Buyer Pricing Letter for any Buyer holding a Pro Rata Share with respect to the applicable Account Debtor.
(o)    No Insolvency Event with respect to the applicable Account Debtor has occurred and is continuing.
(p)    There are no actions, claims or proceedings now pending between such Seller and the applicable Account Debtor which would reasonably be expected to have a material adverse effect on the legality, validity, enforceability or collectability of such Purchased Receivable against the applicable Account Debtor.
Exhibit E-2

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Exhibit G
Accounts

Administrative Agent’s Account
Bank:
Bank Swift Address:
ABA#:
Account #:
Reference:
Bank Address:
Sellers' Accounts
Sanmina
Bank:
Bank Swift Address:
ABA #:
Account #:
Account Name:

Sanmina Singapore
Bank:	Bank of America, N.A., Singapore Branch
Bank Swift Address:	BOFASG2XXXX
Intermediary Bank for UDS payment:	Bank of America New York
Intermediary Bank Swift Code:
Account #:
Account Name:	Sanmina-SCI Systems Singapore Pte Ltd.

~~Sanmina Malaysia~~
~~Bank:~~ 	~~Bank of America Malaysia Berhad~~
~~Bank Swift Address:~~ 	~~BOFAMY2XXXX~~
~~Account #:~~
~~Account Name:~~ 	~~SANMINA-SCI SYSTEMS (MALAYSIA) Sdn. Bhd.~~

Exhibit G-1

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evidence the transactions contemplated hereby and by the RPA. Without limiting the foregoing, the New Seller hereby authorizes the Administrative Agent to file UCC financing statements with respect to the transactions contemplated hereby and by the RPA, together with any amendments relating hereto or thereto.
5.    The parties hereto have structured each transaction contemplated by this Agreement as an absolute and irrevocable sale, and each Buyer, the Guarantor and the New Seller agree to treat each such transaction as a “true sale” for all purposes under Applicable Law and accounting principles, including, without limitation, in their respective books, records, computer files, tax returns (federal, state and local), regulatory and governmental filings (and shall reflect such sale in their respective financial statements). In the event that, contrary to the mutual intent of the parties hereto, any purchase of Purchased Receivables is not characterized as a sale, the New Seller (other than any Seller organized under the laws of Singapore ~~or Malaysia~~) shall, effective as of the date hereof, be deemed to have granted to the Administrative Agent (for the benefit of the Buyers), and the New Seller hereby does grant to the Administrative Agent (for the benefit of the Buyers), in addition to and not in substitution for the rights and remedies described in Section 6(g) of the RPA, a first-priority security interest in and to any and all present and future Purchased Receivables and the proceeds thereof to secure the payment of all obligations of the New Seller arising in connection with the RPA and each of the other Transaction Documents, whether now or hereafter existing.
6.    This Agreement is a Transaction Document for purposes of the RPA.
7.    THIS AGREEMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).
[Remainder of Page Intentionally Left Blank]

Exhibit H-2

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3.3 You agree that you and each of your affiliates and any of your respective officers, directors, employees, agents or other representatives shall, at all times, and in all respects, use the Platform in compliance with all applicable law (including applicable sanctions laws).
Section 4.    CONFIDENTIALITY
You and the Platform Administrator agree that each Platform Provider is an intended third-party beneficiary of, and entitled to rely on Section 19 of the Agreement.
Section 5.    GOVERNING LAW
THESE TERMS OF USE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OR OF ANY OTHER JURISDICTION OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW. You irrevocably and unconditionally waive to the fullest extent you may legally and effectively do so, any objection that you may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to these Terms of Use in any New York State or federal court located in the Borough of Manhattan. YOU KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS YOU MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED ON OR ARISING OUT OF, UNDER, RELATING TO OR IN CONNECTION WITH THESE TERMS OF USE OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.
Section 6.    DEFINITIONS
As used in these Terms of Use, the terms below shall have the following definitions: “Agreement” means the Receivables Purchase Agreement, dated August 31, 2023, by and among
SANMINA CORPORATION, a Delaware corporation (“Sanmina”), SANMINA-SCI SYSTEMS SINGAPORE PTE. LTD., a Singapore private company limited by shares (“Sanmina Singapore”), ~~SANMINA-SCI SYSTEMS (MALAYSIA) SDN. BHD., (REGISTRATION NO. 199101016030 (226342-D)), a private company limited by shares and deemed registered under the Companies Act 2016 of Malaysia (“Sanmina Malaysia”),~~ and any other seller from time to time party hereto (each, in such capacity, a “Seller” and collectively, the “Sellers”), and as servicers (each, in such capacity, a “Servicer” and collectively, the “Servicers”), Sanmina, as guarantor (in such capacity the “Guarantor”), TRUIST BANK (“Truist”) and each other buyer from time to time party hereto (each, in such capacity, a “Buyer” and collectively, the “Buyers”), and Truist, as administrative agent (in such capacity, the “Administrative Agent”), as the same may be amended from time to time.
“Intellectual Property” means all of the following intangible property and related proprietary rights, interests and protections, however arising, pursuant to the laws of any jurisdiction throughout the world, owned by the Platform Administrator, Platform Provider or their affiliates and property in which Platform Administrator or Platform Provider owns an exclusive or non-exclusive right or interest granted by license from other Persons: (a) rights in trademarks, service marks, trade names, brand names, logos, trade dress and other proprietary indicia of goods and services, whether registered, unregistered or arising by law; (b) rights in internet domain names, whether or not trademarks, registered in any generic top level domain by any authorized private registrar or governmental authority; (c) copyrights and other rights in original works of authorship in any medium of expression, whether or not published; and (d)

Annex I-3

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Exhibit B

Form of UCC-3 Termination Statements

(Attached)

1

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